VENERABLE VARIABLE INSURANCE TRUST

Venerable High Yield Fund

SUPPLEMENT DATED MAY 29, 2026, TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2026

This Supplement updates certain information contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated April 29, 2026, of the Venerable High Yield Fund (the “Fund”), a series of Venerable Variable Insurance Trust (the “Trust”). You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus, and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1475 Dunwoody Drive, Suite 200, West Chester, PA 19380, or you can view, download, and print the documents at the Trust’s website at https://docs.venerable.com/#/venerable-variable-insurance-trust.

The following changes are being made to the Fund’s Summary Prospectus, Prospectus, and SAI, effective immediately:

I.	The sub-section titled “Portfolio Managers” under the section titled “Sub-Adviser” in the Fund’s Summary Prospectus and in the Fund Summary section of the Prospectus is deleted in its entirety and replaced with the following: The individual members of the team jointly and primarily responsible for the day-to-day portfolio management of the Fund are:

Name	Title	Date Began Managing the Fund
Glenn Voyles, CFA	Senior Vice President, Director of Portfolio Management, Corporate Bonds	September 2024
Patricia O'Connor, CFA	Vice President, Portfolio Manager	September 2024
Jonathan Belk, CFA	Vice President, Portfolio Manager	September 2024
Rob Salvin	Portfolio Manager	May 2026
Bryant Dieffenbacher, CFA	Vice President, Portfolio Manager, Research Analyst	May 2026

II.	The below is added to the section in the Prospectus titled “FT Portfolio Managers” under “MANAGEMENT – Sub-Advisers, Discretionary Sub-Advisers, and FT”:

Rob Salvin

Portfolio Manager, Franklin Templeton Fixed Income. Mr. Salvin is responsible for managing Putnam's Convertible Securities, Global High Yield, and U.S. High Yield strategies. Based in the Boston office, he joined Putnam in 2000 and has been in the investment industry since 1986. Previously at Putnam, Mr. Salvin was part of the Fixed Income division and served as Head of Corporate and Tax-Exempt Credit. Prior to joining Putnam, he was a Managing Director at BancBoston Robertson Stephens from 1997 to 1999 and was a Director at SBC Warburg from 1996 to 1997. Earlier, he served as an Analyst at Chase Securities from 1993 to 1996 and was an Analyst at Broadview Associates from 1986 to 1991. Mr. Salvin earned an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from The Wharton School at the University of Pennsylvania.

Bryant Dieffenbacher, CFA

Vice President, Portfolio Manager and Research Analyst, Franklin Templeton Fixed Income. Mr. Dieffenbacher is responsible for co-leading portfolio management of Franklin High Income Fund, Franklin High Yield Fund and Franklin High Yield Corporate ETF. He specializes in the analysis of high yield corporate bonds in exploration & production, chemicals, refining, and investment grade chemical sectors globally. Mr. Dieffenbacher has over 17 years of experience in the financial services industry. Prior to his current role, Mr. Dieffenbacher was an analyst for Gabelli Asset Management, Dunbar Capital Management, and Litespeed Management LLC. Mr. Dieffenbacher joined Franklin Templeton in 2010 as a research analyst after being an MBA intern in summer of 2009. Mr. Dieffenbacher holds a B.A. in economics from Yale University, and an MBA from Columbia University's Graduate School of Business. He is a Chartered Financial Analyst (CFA) charterholder and is a member of the CFA Society of San Francisco and CFA Institute.

III.	The below section in the SAI titled “FT” under “OPERATION OF THE TRUST – PORTFOLIO MANAGERS.” is deleted in its entirety and replaced with the following:

Other Accounts Managed by FT Portfolio Managers and Assets Under Management in the Accounts as of March 31, 2026.

Portfolio Manager	Number of Registered Investment Companies	Assets Under Management (in millions)	Number of Pooled Investment Vehicles	Assets Under Management (in millions)	Other Types of Accounts	Assets Under Management (in millions)	Asset Total (in millions)
Jonathan Belk, CFA	5	$2,010.66	4	$993.84	2	$88.31	$3,092.80
Vaneet Chadha, CFA	4	8,476.89	8	874.45	5	1,425.60	10,776.94
Albert Chan, CFA[1]	20	23,769.84	9	1,944.91	36	2,146.50	27,861.26
Tina Chou	11	10,918.18	2	375.18	–	–	11,293.36
Bryant Dieffenbacher, CFA	6	5,528.70	7	1,807.20	–	–	7,335.90
Nick Hooten, CFA	9	11,040.53	–	–	–	–	11,040.53
Jesse Hurwitz, CFA	2	438.89	1	100.00	–	–	538.89
Eric Johnson, CFA	3	429.91	–	–	–	–	429.91
Jacqueline Kenney, CFA	50	33,483.19	47	16,863.10	3	1,322.38	51,668.67
Patrick A. Klein, PhD[2]	27	29,682.39	11	3,290.02	12	4,617.67	37,590.08
Josh Lohmeier, CFA	4	6,404.30	7	3,033.86	12	3,396.49	12,834.65
Thomas A Nelson, CFA[3]	49	26,252.72	89	27,014.81	309	7,175.87	60,443.40
Patricia M. O'Connor, CFA	6	7,550.35	5	2,599.69	4	87.50	10,237.54
Mike Salm[4]	29	40,672.63	30	25.038.21	20	4,389.58	70,100.42
Rob Salvin	5	2,301.80	7	1,177.70	7	4,123.50	7,603.00
Glenn Voyles, CFA	8	6,656.80	12	3,351.54	3	46.40	10,054.74

1Albert Chan manages 1 'Other Type of Account' with a fee based on performance, with an assets under management (“AUM”) of $440.43 million as of 3/31/26.

2Patrick Klein manages 2 'Other Types of Accounts' with a fee based on performance, with an AUM of $1,759.10 million as of 3/31/26.

3Thomas Nelson manages 1 'Other Type of Account' with a fee based on performance, with an AUM of $0.16 million as of 3/31/26.

4Mike Salm manages 1 'Pooled Investment Vehicle' and 3 'Other Types of Accounts' with fees based on performance, with an AUM of $26.71 million and $4,184.25 million respectively, as of 3/31/26.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE